UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 23, 2005


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                                    VIRGINIA
                 (State or Other Jurisdiction of Incorporation)

            0-25464                                54-1387365
    (Commission File Number)           (I.R.S. Employer Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
              (Address of Principal Executive Offices and Zip Code)

                                 (757) 321-5000
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

Today, February 23, 2005, Dollar Tree Stores, Inc. issued a press release reporting its fiscal fourth quarter earnings results and announcing that it will hold a publicly available telephone conference call to discuss these results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

The information (including disclaimer) presented under Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01.  Financial Statements and Exhibits.

(c)         Exhibits.

99.1        Press release dated February 23, 2005 issued by
            Dollar Tree Stores, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  February 23, 2005



                            DOLLAR TREE STORES, INC.


                            By:     /s/ Kent A. Kleeberger
                                    ----------------------------
                                    Kent A. Kleeberger
                                    Chief Financial Officer

                                    EXHIBITS

Exhibit 99.1- Press release dated February 23, 2005 issued by Dollar Tree Stores, Inc.